                                                                   EXHIBIT 10.33



                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of the ____ day of April, 1999, is by and between' Jameson Hospitality, LLC, ( the "Company"), and John D. Bontreger ("Executive"). Jameson Inns, Inc. is joining as a party solely for purposes of its obligations under Section 5(b)(ii) hereof and the rights to which it is entitled under Sections 4, 6 and 13.

     WITNESSETH:

     WHEREAS, Executive heretofore has been employed by Signature Inns, Inc. ("Signature") under terms of that certain Employment Contract dated as of December 16, 1993, as amended (the "Prior Agreement"); and

     WHEREAS, Signature is to be merged with and into Jameson Inns, Inc. pursuant to the terms of that certain Agreement and Plan of Merger (the "Merger Agreement") by and between Signature and Jameson Inns, Inc. dated as of January 27, 1999; and

     WHEREAS, as contemplated by the Merger Agreement, the parties have agreed to enter into this Employment Agreement (this "Agreement") to provide for the employment of the Executive with the Company from and after the Effective Time of the Merger; and

     WHEREAS, it is the intention of the parties that this Agreement replace the Prior Agreement in its entirety and that all of Executive's rights, duties and commitments regarding his employment shall be governed by this Agreement exclusively.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto do hereby agree as follows:

     1.   Employment.  The Company hereby employs Executive, and Executive
          ----------
hereby agrees to serve, on the terms and conditions described herein. Executive shall serve in the position and shall perform the duties more fully described on Exhibit A hereto. Executive agrees to perform such other duties as shall from
----------
time to time be reasonably assigned to him by the Managers or the Chief Executive Officer of the Company which shall be reasonably related to those duties ordinarily performed by a person in such capacity. Executive further agrees to report periodically to the Chief Executive Officer or such other Company officer or executive designated by the Chief Executive Officer or the Managers, to use his best efforts to promote the interests of the Company, and to devote his full time and attention during normal business hours to the business and affairs of the Company.

     2.   Term of Employment.  Executive's employment hereunder shall be for the
          ------------------
period which shall commence on the date hereof and shall continue for a period of one and one-half years, subject to automatic renewal of for additional terms of one and one-half years each unless either party gives notice to the other of the termination of employment hereunder not less than 30 days prior to the first
day of the next renewal term.   Notwithstanding anything to the contrary in the
foregoing, it is agreed that Executive shall have the right to terminate this Agreement at any time within the first twelve months of the Term of Employment for the purpose of entering into a consulting arrangement with Jameson Inns, Inc. for a period of thirty-six months, reduced by the number of months pursuant to which this Agreement has then been in effect, at an annual consulting fee of $250,000 under the terms of that certain Consulting Agreement in the form attached hereto as Exhibit D. In such event, such Consulting Agreement shall
                   ---------
replace this Agreement in its entirety and neither party shall have any further rights, obligations or liabilities hereunder; provided, however, that the provisions of Sections 4, 6 and 13 shall survive and continue to be enforceable by the Company for the periods provided therein.

     3.   Compensation.
          ------------

          (a) Salary and Bonus.   Executive shall be paid an annual salary of
              ----------------
     $169,417 during the Term of Employment. Executive shall also be entitled to participate in the Signature Inns bonus pool which is more fully described on Exhibit C hereto. Executive shall be entitled to such increases in his
        ---------
     salary as the Managers of the Company shall determine in their sole discretion.

          (b) Business Expenses.  Executive shall be entitled to reimbursement
              -----------------
     of his reasonable and necessary out-of-pocket expenses incurred by Executive on behalf of the Company upon the presentation to the Company of an itemized account of all of such expenditures. Such expenses shall be substantiated by vouchers, receipts or similar documentation.

          (c) Benefits.  Executive shall be entitled to participate in the
              --------
     pension, profit sharing, life insurance, hospitalization, major medical, and other employee benefit plans of the Company that may be in effect from time to time (hereinafter sometimes referred to collectively as "Benefits"), to the extent the Executive is eligible under the terms of those plans; provided, however, that the Benefits provided to Executive during at least the first twelve months of the Term of Employment shall be comparable to those provided generally to Executive and all other executive officers of Signature under the Prior Agreement. Executive shall be granted that certain option to purchase shares of Jameson Inns, Inc. common Stock as provided in Section 1.05 of the Merger Agreement and may be considered for the grant of stock options in the future, at the discretion of the Board of Directors of Jameson Inns, Inc. or the appropriate committee thereof.

          (d) Vacation and Sick Leave.  Executive shall be entitled to vacation
              -----------------------
     and sick leave in accordance with the Company's policies, provided, however, that Executive shall be entitled to at least 15 work days of vacation.

          4. Trade Secrets; Work Product; Confidentiality.
             --------------------------------------------

          (a)  Trade Secrets.  Executive hereby understands and agrees that
               -------------
     Executive will, at all times, conform his conduct to the requirements of the Indiana Trade Secrets Act, I.C. Section 24-2-3-1, et seq., a copy of which is attached hereto as Exhibit B and by this reference made a part
                                 ---------
     hereof. Executive will not misappropriate (e.g., use or disclose to any third party) any trade secret of the Company. Executive recognizes that the penalties for a trade secret violation include disgorgement of profits, payment of royalties, compensatory damages, punitive damages, and attorney's fees. Executor understands that he may ask the Company to render an opinion as to whether the Company considers certain knowledge to be a trade secret, if such a question should arise. Executive understands that upon termination of employment with the Company for any reason, Executive will continue to be prohibited at any time thereafter from misappropriating any trade secret of the Company.

          (b) Work Product.  Executive agrees that any invention, enhancement,
              ------------
     process, method, design and any other creation (hereinafter "Product") that Executive may develop, invent, discover, conceive or originate, along or in conjunction with any other person during business hours or on behalf of the Company, during the Term of Employment and the term during which any consulting services may be provided, and for a period of twelve (12) months thereafter, that relates to the business of the Company now or hereafter carried on by it, or to the use of any product involved therein, shall be the exclusive property of the Company. Executive understands and agrees that in partial consideration of Executive's employment for the compensation received, and for continued employment, all such products shall be the exclusive property of the Company and thus subject to patent, copyright, registration or other legal protective custody by the Company. The Company shall have the authority and this instrument shall operate:
     (1) to give the Company authority to execute, sell and deliver as the act of the Executive, any license agreement, contract, assignment or other instrument in writing that may be necessary or proper; (2) to convey to the Company the entire right, title and interest in and to any such product. Executive further agrees to hold the Company and its assigns harmless by reason of the Company's acts pursuant to this paragraph. Executive further agrees that, during the term of his employment and any time thereafter, Executive shall cooperate with the Company and its counsel in the prosecution and/or defense of any litigation which may arise in connection with any product referred to in this paragraph.

          (c) Confidentiality. Executive agrees that during the term of
              ---------------
     Employment by the Company, the period during which any consulting services may be provided to the Company by the Executive, and for a period of twelve
     (12) months following termination of employment and any consulting arrangement, or until the end of the Noncompetition Period

     (as defined in Section 6), whichever is longer, for any reason, Executive will not disclose, cause to be disclosed, or otherwise allow to be disclosed, any confidential/proprietary information of the Company that, while not a "trade secret" under the Indiana Trade Secrets Act, possesses independent economic value to the Company from not being generally known by other persons who can obtain economic value from its disclosure or use. Executive understands that he can ask the Company to render an opinion as to whether the Company considers certain knowledge or information to be confidential/proprietary information, if such a question should arise.

          (d) Return of Property.  Executive agrees to return all property of
              ------------------
     the Company, including, but not limited to equipment, prices, specifications, programs and any other proprietary data or objects acquired through Executive's employment with the Company, as well as any and all copies of such items, within seven (7) days upon the termination of employment, whether said termination be with or without cause.

     5.   Termination.  The Term of Employment and any and all other rights of
          ------------
the Executive under this Agreement or otherwise as an employee of the Company will terminate (except as otherwise provided in this Section 5): (i) upon the death of the Executive; (ii) upon the disability of the Executive (as defined in Section 5(a)(i)) immediately upon notice from either party to the other, (iii) for cause (as defined in Section 5(a)(ii)) immediately upon notice from the Company to Executive or at such later time as the notice may specify, or (iv) for good reason (as defined in Section 5(a)(iii)) upon not less than thirty days' prior notice from the Executive to the Company.

          (a) Definitions. The following terms as used in this Section 5 shall
              -----------
     have the definitions set forth below:

               (i) Definition of Disability. For purposes of Section 5, the
                   ------------------------
          Executive will be deemed to have a "disability" if, for physical or mental reasons, the Executive is unable or incapable to perform the essential functions of the Executive's duties under this Agreement for 120 consecutive days, or 180 days during any twelve-month period, as determined in accordance with this Section 5(a)(i). Such inability or incapacity shall be documented to the reasonable satisfaction of the Managers by appropriate correspondence from registered physicians reasonably satisfactory to the Managers.

               (ii) Definition of "For Cause".  For purposes of Section 5, the
                    --------------------------
          phrase "for cause" means: (i) the Executive has committed a willful serious act, such as embezzlement, against the Company intending to enrich himself at the expense of the Company or been convicted of a felony, (ii) the Executive has engaged in conduct that has caused demonstrable and serious injury, monetary or otherwise, to the Company as evidenced by a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction in effect after exhaustion of all rights of appeal of the action, suit or proceeding, whether civil, criminal, administrative or investigative, (iii) the Executive, in carrying out his duties hereunder, has been guilty of willful gross neglect or willful gross misconduct, resulting in either case in material harm to the Company, or (iv) the Executive has refused to carry out his duties in gross dereliction of duty and, after receiving notice to such effect from the Managers, the Executive fails to cure the existing problem within 30 days.

               (iii)  Definition of "Good Reason".  For purposes this Section 5,
                      --------------------------
          "good reason" shall mean

                    (1) any material breach of this Agreement by the Company of which the Company has been provided written notice by the Executive and has failed to cure within 30 days after receipt of such notice;

                    (2) a material diminution of the duties or responsibilities of Executive from those that are outlined in Exhibit A hereto;

                    (3) a permanent transfer or relocation of Executive which
               results from a required move of the location of the office of the Company to which Executive is to report on a permanent basis to a location which is more than 25 miles from Indianapolis, Indiana; or

                    (4) the material reduction or elimination of the
               compensation to which Executive is otherwise entitled under the terms of Section 3 above.

          (b)  Termination Pay.  Effective upon the termination of this
               ---------------
     Agreement, the Company will be obligated to pay the Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 5(b), and in lieu of all other amounts and in settlement and complete release of all claims the Executive may have against the Company and Jameson Inns, Inc. For purposes of this
     Section 5(b), the Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Executive may designate by notice to the Company from time to time or, if the Executive fails to give notice to the Company of such a beneficiary, the Executive's estate. Notwithstanding the preceding sentence, the Company will have no duty, in any circumstances, to attempt to open an estate on behalf of the Executive, to determine whether any beneficiary designated by the Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as the Executive's personal representative (or the trustee of a trust established by the Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

               (i) Termination by Executive for Purpose of Performing Consulting
                   -------------------------------------------------------------
          Services. If Executive terminates this Agreement during the first
          --------
          twelve months of the Term
          of Employment in order to perform consulting services for Jameson Inns, Inc., he shall be entitled to receive his Base Salary and any accrued bonus amounts through the date of the termination of his employment hereunder but shall be entitled to no further payments or benefits hereunder.

               (ii) Termination by the Executive for Good Reason or by the
                    ------------------------------------------------------
          Company without Cause.   If the Executive terminates this Agreement
          ----------------------
          for good reason or the Company terminates this Agreement without cause at any time during the Term of Employment, including the Company's giving notice of nonrenewal of the Term of Employment by as contemplated by Section 2 above, Jameson Inns, Inc. will pay the Executive an amount equal to (a) one and one-half times Executive's then Base Salary, plus (b) the aggregate amount of the bonuses received by Executive during the one and one-half year period ending
          with the date notice of termination is given.   Such amount shall be
          paid to Executive in monthly installments over a period of eighteen months from the effective date of termination of employment and Jameson Inns, Inc.'s obligations with respect thereto shall be conditioned on Executive's compliance with his post-termination obligations, covenants and commitments hereunder. In addition, the Company shall continue Executive's health care coverage for a period of eighteen months following the effective date of termination of Executive's employment, also subject to his continued compliance with this Agreement.

               (iii) Voluntary Termination by Executive or Termination by the
                     --------------------------------------------------------
          Company for Cause.   If the Executive voluntarily terminates his
          ------------------
          employment with the Company without good reason at any time after the first twelve months of the Term of Employment (or within the first twelve months of the Term of Employment but does not enter into the Consulting Agreement as contemplated by Section 2 above), including giving notice of nonrenewal of the Term of Employment as contemplated by Section 2 above, or the Company terminates this Agreement for cause, the Executive will be entitled to receive his salary only through the date such termination is effective, which, in the case of termination by the Company for cause, shall be 30 days after Executive's receipt of written notice from the Company of such termination, which notice shall describe in reasonable detail the facts and circumstance constituting the cause for such termination, and in the case of voluntary termination by Executive, shall be a date stated in the notice of termination which shall be not more than 30 days after the date of such notice of termination.

               (iv) Termination upon Disability.    If this Agreement is
                    ----------------------------
          terminated by either party as a result of the Executive's disability, as determined under Section 5(a)(i), the Company will pay the Executive his salary through the remainder of the calendar month during which such termination is effective.

               (v) Termination upon Death.  If this Agreement is terminated
                   -----------------------
          because of the Executive's death, the Executive will be entitled to receive his salary through the end of the calendar month in which his death occurs.

               (vi) Benefits.   The Executive's accrual of, or participation in
                    ---------
          plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans except as otherwise provided in Section 5(b)(ii).

     6.     Noncompetition.  Executive agrees that Executive will not, directly
            ---------------
or indirectly, do any of the following:

     (a) Competition with the Company.  For the longer of 36 months from the
         ----------------------------
date of this Agreement or the duration of the Term of Employment, and, if termination of Executive's employment is for cause by the Company or by reason of Executive's resignation without good reason, for a period of eighteen months after such termination of Executive's employment ("the Noncompetition Period"), Executive agrees not to compete with the Company or any of its lessees, franchisees, management companies or affiliated partnerships as an officer, director, stockholder, partner, member, manager, associate, employee, owner, agent, investor, creditor, independent contractor, co-venturer, consultant or otherwise, or encourage, counsel, advise or financially assist or support his spouse or any other member of his immediate family that resides with him to be or become, or himself be or become interested in or associated with any person, corporation, firm or business engaged in the operation of a hotel or motel within any state in which any Signature Inn or Jameson Inn in operation during the Noncompetition Period. Notwithstanding anything to the contrary in the foregoing, it is agreed that after the termination of his employment hereunder and during any remaining portion of the Noncompetition Period, he may acquire or develop a single hotel property and be involved in the ownership and/or operation of such single property if such property is not located within twenty
(20) miles of any existing Signature Inn or Jameson Inn or any site, which at the time of the termination of such employment, is owned or under contract for acquisition by Jameson Inns, Inc. for the development of a Signature Inn or Jameson Inn (or other hotel property owned or operated by the Company or Jameson Inns, Inc.). Executive acknowledges that the restricted period of time and geographic region specified are reasonable in view of the nature of the business in which the Company or any of its lessors, lessees, franchisees, management companies or affiliated partnerships is engaged and Executive's knowledge of the Company's operations. If the scope of any stated restriction is too broad to permit enforcement of such restriction to its full extent, then such restriction shall be enforced to the maximum extent permitted bylaw. Executive hereby agrees that regardless of the actual date employment commences, this covenant is supported by consideration consisting of the acquisition of Signature and its good will by Jameson Inns, Inc. pursuant to the Merger Agreement and the continued employment of Executive by the Company, and refusal to abide by this covenant constitutes just cause for termination of such employment and the obligation of the Company or Jameson Inns, Inc. to pay any compensation due to Executive hereunder, including any termination payment otherwise due hereunder.

          (b) Solicitation of Employees of Company.  Executive will not,
              ------------------------------------
     directly or indirectly, either for himself or any other person, during his Term of Employment and, if termination of Executive's employment is for cause by the Company or by reason of Executive's resignation without good reason, for a period of eighteen (18) months thereafter attempt to hire, engage or employ, or solicit, contact or communicate with, for the purpose of hiring, employing or engaging any person who is then an employee or commissioned agent of the Company (or of a franchisee or affiliated partnership) or who was such an employee at any time within the twelve-month period immediately prior thereto.

     7.   Notices.  The address of Executive for the purposes of notices
          -------
hereunder shall be his last address as shown on the records of the Company. Notice by mail shall be by certified or registered mail, postage and certification or registration charges prepaid. The effective date of notice by mail shall be three days after mailing or the date of receipt, whichever shall first occur.

     8.   Other Agreements.  Executive warrants to the Company that he has no
          ----------------
obligations inconsistent herewith, that the execution and performance of this Agreement by him will not constitute a breach of any other Agreement by which he is bound, and that he does not possess any trade secret or confidential information related to the business of the Company which he is prohibited from disclosing to the Company or using for its benefit. It is hereby agreed that the employment of the Executive with the Company shall be governed by this Agreement exclusively and that the Prior Agreement is hereby canceled and shall be of no further force or effect. Executive waives and releases any and all rights that he may have under the terms of the Prior Agreement.

     9.   Successors, Assigns and Related Parties.  Notwithstanding anything to
          ---------------------------------------
contrary in this Agreement to the contrary, the obligations and liability to make the termination payments required by Section 5(b)(ii) shall belong exclusively to Jameson Inns, Inc. The covenants, commitments and restrictions imposed on Executive by Sections 4 and 6 hereof shall apply to the business and operations of both the Company and Jameson Inns, Inc. and may be enforced by
either or both of them.   It is acknowledged by the parties that payment of any
and all items of compensation and reimbursement due to Executive hereunder (including any payments due during any period after termination of Executive's employment but during which he is performing consulting services for Jameson Inns, Inc.) may be made by Kitchin Investments, Inc. ("KII") under the terms of that certain Cost Reimbursement Agreement dated as of January 1, 1994, as amended from time to time (the "Cost Reimbursement Agreement") and the amounts thereof then reimbursed to KII pursuant thereto. Notwithstanding the foregoing, KII shall have no liability or obligation to Executive for any amounts due hereunder and that the relevant entity comprising the Company as contemplated above will be solely responsible for such amounts. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of Executive and the Company and, except insofar as it provides for rendition of personal services, the heirs, personal representatives and assigns of Executive and the successors and assigns of the Company.

     10.  Miscellaneous.  The language of this Agreement and all parts hereof
          -------------
shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either party hereto. No waiver of any provision hereof by any party hereto shall be binding unless such waiver shall be evidenced by a writing signed by such party. This Agreement may not be modified in any manner except by instruments in writing signed by both parties hereto. The headings of the various paragraphs this Agreement are solely for the purpose of convenience and shall not be relied upon in construing any provision hereof.

     11.  Separability.  If any provision of this Agreement is rendered or
          ------------
declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by any court of competent jurisdiction, the Executive and the Company shall either meet and negotiate substitute provisions or promptly request the court to substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

     12.  Arbitration.  Notwithstanding anything herein to the contrary, in the
          -----------
event that there shall be a dispute among the parties arising out of or relating to this Agreement or the breach thereof, other than Sections 4 and 6, the parties agree that such dispute shall be resolved by final and binding arbitration in Atlanta, Georgia administered by the American Arbitration Association ("AAA"), in accordance with AAA's Commercial Arbitration Rules then
              ---
in effect. Depositions may be taken and other discovery may be obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

     13.  Injunction.  In the event of breach of any provisions of this
          ----------
Agreement, the Company shall be entitled to seek damages if determinable but it is hereby agreed that any such remedy at law is inadequate as to a breach of Sections 4 and 6 of this Agreement, and thus, the Company shall also be entitled to injunctive relief. Such a breach shall cause the applicable restrictive time period stated herein to be extended to run from the date of full compliance with any court-ordered injunction. To the extent it is successful in its enforcement efforts, the Company also shall be entitled to reasonable attorney's fees incurred. The remedies herein provided shall be cumulative and no single remedy shall be construed as exclusive of any other or of any remedy provided at law. Failure of the Company to exercise any remedy at any time shall not operate as a waiver of the right of the Company to exercise any remedy for the same or subsequent breach at any time thereafter.

     EXECUTED in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement, as of the date herein first above written. It is understood and agreed that Jameson Inns, Inc. is signing below for purposes of its obligations under Section 5(b)(ii) of this Agreement and its rights under Sections 4, 6 and 13.

Jameson Inns, Inc                   Jameson Hospitality, LLC



By                                  By:
   ________________________            ---------------------------------------
     Thomas W. Kitchin                     Thomas W. Kitchin




                                    -------------------------------------------
                                           John D. Bontreger

                                   EXHIBIT A


                                JOB DESCRIPTION


Job Title:     President of Signature Inns Division
               Reports to CEO of the Company


General Responsibilities:

     1. Overall management of the business affairs of the Division.

     2. Supervision of the Division Vice President of Finance, Division Vice President of Hotel Operations, and Division Director of Construction.

     3. Responsible for the leading and coordination of strategic planning for Division.

                                   EXHIBIT B


                           Indiana Trade Secrets Act

IC 24-2-3-1
  Sec. 1. (a) This chapter may be cited as the Uniform Trade
Secrets Act.
  (b) This chapter shall be applied and construed to effectuate its general purpose to make uniform the law with respect to the subject matter of this chapter among states enacting the provisions of this chapter.
  (c) The chapter displaces all conflicting law of this state pertaining to the misappropriation of trade secrets, except contract law and criminal law.
As added by Acts 1982, P.L.148, SEC.1.

IC 24-2-3-2
  Sec. 2. As used in this chapter, unless the context requires otherwise:
  "Improper means" includes theft, bribery, misrepresentation, breach or inducement of a breach of a duty to maintain secrecy, or espionage through electronic or other means.
  "Misappropriation" means:
    (1) acquisition of a trade secret of another by a person who knows or has reason to know that the trade secret was acquired by improper means; or
    (2) disclosure or use of a trade secret of another without express or implied consent by a person who:
      (A) used improper means to acquire knowledge of the trade secret;
      (B) at the time of disclosure or use, knew or had reason to know that his knowledge of the trade secret was:
        (i) derived from or through a person who had utilized improper means to acquire it;
        (ii) acquired under circumstances giving rise to a duty to maintain its secrecy or limit its use; or
        (iii) derived from or through a person who owed a duty to the person seeking relief to maintain its secrecy or limit its use; or
      (C) before a material change of his position, knew or had reason to know that it was a trade secret and that knowledge of it had been acquired by accident or mistake.
  "Person" means a natural person, limited liability company, corporation, business trust, estate, trust, partnership, association, joint venture, government, governmental subdivision or agency, or any other legal or commercial entity.
  "Trade secret" means information, including a formula, pattern, compilation, program, device, method, technique, or process, that:
    (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and
    (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

As added by Acts 1982, P.L.148, SEC.1. Amended by P.L.8-1993, SEC.343.

IC 24-2-3-3
  Sec. 3. (a) Actual or threatened misappropriation may be enjoined. Upon application to the court, an injunction shall be terminated when the trade secret has ceased to exist, but the injunction may be continued for an additional reasonable period of time in order to eliminate commercial advantage that otherwise would be derived from the misappropriation.
  (b) If the court determines in exceptional circumstances that it would be unreasonable to prohibit future use, an injunction may condition future use upon payment of a reasonable royalty for no longer than the period of time the use could have been prohibited.
  (c) In appropriate circumstances, affirmative acts to protect a trade secret may be compelled by court order.
As added by Acts 1982, P.L.148, SEC.1. Amended by P.L.50-1984, SEC.3.

IC 24-2-3-4
  Sec. 4. (a) In addition to or in lieu of injunctive relief, a complainant may recover damages for the actual loss caused by misappropriation. A complainant also may recover for the unjust enrichment caused by misappropriation that is not taken into account in computing damages for actual loss.
  (b) When neither damages nor unjust enrichment are provable, the court may order payment of a reasonable royalty for no longer than the period during which the use could have been prohibited.
  (c) If willful and malicious misappropriation exists, the court may award exemplary damages in an amount not exceeding twice any award made under subsection (a).
As added by Acts 1982, P.L.148, SEC.1. Amended by P.L.50-1984, SEC.4.

IC 24-2-3-5
  Sec. 5. If:
    (1) a claim of misappropriation is made in bad faith;
    (2) a motion to terminate an injunction is made or resisted in bad faith;
or
    (3) willful and malicious misappropriation exists;the court may award reasonable attorney's fees to the prevailing party.
As added by Acts 1982, P.L.148, SEC.1.

IC 24-2-3-6
  Sec. 6. In an action under this chapter, a court shall preserve the secrecy of an alleged trade secret by reasonable means, which may include granting protective orders in connection with discovery proceedings, holding in-camera hearings, sealing the records of the action, and ordering any person involved in the litigation not to disclose an alleged trade secret without prior court approval.
As added by Acts 1982, P.L.148, SEC.1.

IC 24-2-3-7
  Sec. 7. An action for misappropriation must be brought within three (3) years after the misappropriation is discovered or by the exercise of reasonable diligence should have been discovered. For the purposes of this section, a continuing misappropriation constitutes a single claim.
As added by Acts 1982, P.L.148, SEC.1.

IC 24-2-3-8
  Sec. 8. If a continuing misappropriation otherwise covered by this chapter began before September 1, 1982, the chapter does not apply to the part of the misappropriation that occurred before that date. It does apply to the part that occurs after August 31, 1982, unless the appropriation was not a misappropriation under the law displaced by this chapter.As added by Acts 1982, P.L.148, SEC.1.

                                   EXHIBIT C

                           Signature Inns Bonus Pool



     The bonus pool for 1999 calendar year shall be an amount of up to $300,000 less the amount of the bonus pool awarded for the period of time from January 1, 1999 to the closing of the Merger pursuant to the Merger Agreement. The aggregate amount of the bonus pool shall be determined by the amount of the total room revenues (including meeting room revenues, net telephone revenues and all other hotel revenues) per available room realized by the Signature Inns division of the Company for the 26 Signature Inns during the period from the consummation of the Merger with Jameson Inns, Inc. to December 31, 1999 ("Revenues Per Room"). Revenues Per Room shall be calculated by dividing the total room revenues realized from all of the Signature Inns during the relevant period by the number of available rooms in the Signature Inns for each day during the period multiplied by the number of days in the period. The aggregate pool shall be determined as follows:

If Revenues Per Room Equals:    The Aggregate Bonus Pool Shall Be/1/:
---------------------------------------------------------------------
More than $41.00                $300,000
---------------------------------------------------------------------
$40.00 to $41.00                $250,000
---------------------------------------------------------------------
$39.00 to $39.99                $200,000
---------------------------------------------------------------------
$38.00 to $38.99                $100,000
---------------------------------------------------------------------
$37.00 to $37.99                $ 50,000
---------------------------------------------------------------------
Less than $37.00                $      0
---------------------------------------------------------------------

1. The amount of the bonus pool shall be less the amount of the bonus pool awarded by Signature Inns, Inc. for the period of January 1, 1999 through the date of the consummation of the Merger.

     Executive shall be entitled to be awarded 36% of the aggregate Bonus Pool hereunder.

     It is currently anticipated that a similar bonus pool will be established for the year 2000 and subsequent years.

                                   Exhibit D

                             CONSULTING AGREEMENT


        THIS CONSULTING AGREEMENT (this "Agreement"), dated as of the ____ day of ____, _____, is by and between Jameson Inns, Inc. (the "Company"), and John
D. Bontreger ("Consultant").

        WITNESSETH:

        WHEREAS, Consultant heretofore has been employed by the Company under terms of that certain Employment Agreement dated as of April __, 1999 (the "Prior Agreement"); and

        WHEREAS, pursuant to the terms of the Prior Agreement, Consultant has elected to terminate the same and to hereafter perform consulting services to the Company under the terms hereof; and

        WHEREAS, it is the intention of the parties that this Agreement replace the Prior Agreement in its entirety and that all of Consultant's rights, duties and commitments regarding his employment shall be governed by this Agreement exclusively.

        NOW, THEREFORE, in consideration of the mutual promises, convenants and conditions set forth herein, the parties hereto do hereby agree as follows:

        1. Engagement. The Company hereby engages Consultant, and Consultant hereby agrees to perform certain consulting services on the terms and conditions described herein. Consultant's duties shall consist of performing those services at such times and locations as the Board of Directors or the Chief Executive Officer of the Company may reasonably request from time to time; provided, however, it is agreed that Consultant shall not be obligated to devote more than 40 hours in any one seven-day period nor more than 100 hours during any 30-day period. Consultant may have other employment or be engaged by other parties (all subject to the restrictions and commitments under Sections 4 and 6 hereof) provided that such employment or engagement does not materially interfere with the amount, nature or timing of the services which Consultant commits to provide to the Company. Both parties agree to work together and to cooperate with one another to resolve potential scheduling conflicts that may arise in connection with the services requested by the Company pursuant hereto. Consultant further agrees to report periodically to the Managers and the Chief Executive Officer of the Company and to use his best efforts to promote the interests of the Company.

        2. Term of Engagement. Consultant's engagement hereunder shall be for the period which shall commence on the date hereof and shall continue until April __, 2002, unless sooner terminated under Section 5 hereof (the "Term of Engagement").

3.  Compensation
    ------------

    (a)  Compensation.  Consultant shall be paid a consulting fee at the rate of
         ------------
$250,000 per year during the Term of Engagement. Such fee shall be paid monthly in arrears.

    (b)  Business Expenses. Consultant shall be entitled to reimbursement of his
         -----------------
reasonable and necessary out-of-pocket expenses incurred by Consultant on behalf of the Company at its specific request or authorization upon the presentation to the Company of an itemized account of all of such expenditures. Such expenses shall be substantiated by vouchers, receipts or similar documentation.

    4.   Trade Secrets; Work Product: Confidentiality.
         --------------------------------------------

    (a)  Trade Secrets.  Consultant hereby understands and agrees that
         -------------
Consultant will, at all times, conform his conduct to the requirements of the Indiana Trade Secrets Act, I.C. Section 24-2-3-1, et seq., a copy of which is attached hereto as Exhibit B and by this reference made a part hereof.
                   ---------
Consultant will not misappropriate (e.g., use or disclose to any third party) any trade secret of the Company. Consultant recognizes that the penalties for a trade secret violation include disgorgement of profits, payment of royalties, compensatory damages, punitive damages, and attorney's fees. Executor understands that he may ask the Company to render an opinion as to whether the Company considers certain knowledge to be a trade secret, if such a question should arise. Consultant understands that upon termination of his engagement with the Company for any reason, Consultant will continue to be prohibited at any time thereafter from misappropriating any trade secret of the Company.

    (b)  Work Product.  Consultant agrees that any invention, enhancement,
         ------------
process, method, design and any other creation (hereinafter "Product") that Consultant may develop, invent, discover, conceive or originate, along or in conjunction with any other person during business hours or on behalf of the Company, during the Term of Engagement and the term during which any consulting services may be provided, and for a period of twelve (12) months thereafter, that relates to the business of the Company now or hereafter carried on by it, or to the use of any product involved therein, shall be the exclusive property of the Company. Consultant understands and agrees that in partial consideration of Consultant's engagement for the compensation received, and for continued engagement, all such products shall be the exclusive property of the Company and thus subject to patent, copyright, registration or other legal protective custody by the Company. The Company shall have the authority and this instrument shall operate: (1) to give the Company authority to execute, sell and deliver as the act of the Consultant , any license agreement, contract, assignment or other instrument in writing that may be necessary or proper; (2) to convey to the Company the entire right, title and interest in and to any such product. Consultant further agrees to hold the Company and its assigns harmless by reason of the Company's acts pursuant to this paragraph. Consultant further agrees that, during the term of his engagement and any time thereafter, Consultant shall cooperate with the Company and its counsel in the prosecution and/or defense of any litigation which may arise in connection with any product referred to in this paragraph.

        (c)     Confidentiality. Consultant agrees that during the Term of
                ---------------
Engagement by the Company and for a period of twelve (12) months following termination of his engagement or until the end of the Noncompetition Period (as defined in Section 6), whichever is longer, for any reason, Consultant will not disclose, cause to be disclosed, or otherwise allow to be disclosed, any confidential/proprietary information of the Company that, while not a "trade secret" under the Indiana Trade Secrets Act, possesses independent economic value to the Company from not being generally known by other persons who can obtain economic value from its disclosure or use. Consultant understands that he can ask the Company to render an opinion as to whether the Company considers certain knowledge or information to be confidential/proprietary information, if such a question should arise.

        (d)     Return of Property. Consultant agrees to return all property of
                ------------------
the Company, including, but not limited to equipment, prices, specifications, programs and any other proprietary data or objects acquired through Consultant's engagement with the Company, as well as any and all copies of such items, within seven (7) days upon the termination of engagement, whether said termination be with or without cause.

     5. Termination. The Term of Engagement and any and all other rights of the
        -----------
Consultant under this Agreement or otherwise as a consultant to the Company will terminate (except as otherwise provided in this Section 5): (i) upon the death of the Consultant; (ii) upon the disability of the Consultant (as defined in Section 5(a)(i) immediately upon notice from either party to the other, or
(iii) for cause (as defined in Section 5(a)(ii)) immediately upon notice from the Company to Consultant or at such later time as the notice may specify.

        (a)     Definitions. The following terms as used in this Section 5 shall
                -----------
have the definitions set forth below:

                (i)   Definition of Disability. For purposes of Section 5, the
                      ------------------------
Consultant will be deemed to have a "disability" if, for physical or mental reasons, the Consultant is unable or incapable to perform the essential functions of the Consultant's duties under this Agreement for 120 consecutive days, or 180 days during any twelve-month period, as determined in accordance with this Section 5(a)(i). Such inability or incapacity shall be documented to the reasonable satisfaction of the Board of Directors by appropriate correspondence from registered physicians reasonably satisfactory to the Board of Directors.

                (ii)  Definition of "For Cause". For purposes of Section 5,
                      -------------------------
 the phrase "for cause" means: (i) the Consultant has committed a willful serious act, such as embezzlement, against the Company intending to enrich himself at the expense of the Company or been convicted of a felony,
                (ii) the Consultant has engaged in conduct that has caused demonstrable and serious injury, monetary or otherwise, to the Company as evidenced by a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction in effect after exhaustion of all rights of appeal of the action, suit or proceeding, whether civil, criminal, administrative or investigative, (iii) the Consultant, in carrying out his duties hereunder, has been guilty of willful gross neglect or willful gross misconduct, resulting in either case in material harm to the Company, or (iv) the Consultant has refused to carry out his duties in gross dereliction of duty and, after receiving notice to such effect from the Board of Directors, the Consultant fails to cure the existing problem within 30 days.

        (b)     Termination Payments. Effective upon the termination of this
                --------------------
Agreement, the Company will be obligated to pay the Consultant (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 5(b), and in lieu of all other amounts and in settlement and complete release of all claims the Consultant may have against the Company. For purposes of this Section 5(b), the Consultant's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Consultant may designate by notice to the Company from time to time or, if the Consultant fails to give notice to the Company of such a beneficiary, the Consultant's estate. Notwithstanding the preceding sentence, the Company will have no duty, in any circumstances, to attempt to open an estate on behalf of the Consultant, to determine whether any beneficiary designated by the Consultant is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as the Consultant's personal representative (or the trustee of a trust established by the Consultant) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

                (i)  Voluntary Termination by Consultant or Termination by the
                     ---------------------------------------------------------
        Company for Cause. If the Consultant voluntarily terminates his
        -----------------
        engagement with the Company at any time or the Company terminates this Agreement for cause, the Consultant will be entitled to receive his compensation hereunder only through the date such termination is effective, which, in the case of termination by the Company for cause, shall be 30 days after Consultant's receipt of written notice from the Company of such termination, which notice shall describe in reasonable detail the facts and circumstance constituting the cause for such termination, and in the case of voluntary termination by Consultant, shall be a date stated in the notice of termination which shall be not more than 30 days after the date of such notice of termination.

                (ii)  Termination upon Disability. If this Agreement is
                      ---------------------------
        terminated by either party as a result of the Consultant's disability, as determined under Section 5(a)(i), the Company will pay the Consultant his compensation through the remainder of the calendar month during which such termination is effective.

                    (iii) Termination upon Death. If this Agreement is
                          ----------------------
              terminated because of the Consultant's death, the Consultant will be entitled to receive his compensation through the end of the calendar month in which his death occurs.

        6.    Noncompetition.  Consultant agrees that Consultant will not,
              --------------
directly or indirectly, do any of the following:

              (a)  Competition with the Company. For the duration of the Term of
                   ----------------------------
Engagement, and, if termination of Consultant's engagement is for cause by the Company or by reason of Consultant's resignation, for a period of eighteen months after such termination of Consultant's engagement ("the Noncompetition Period"), Consultant agrees not to compete with the Company or any of its lessees, franchisees, management companies or affiliated partnerships as an officer, director, stockholder, partner, member, manager, associate, employee, owner, agent, investor, creditor, independent contractor, co-venturer, consultant or otherwise, or encourage, counsel, advise or financially assist or support his spouse or any other member of his immediate family that resides with him to be or become, or himself be or become interested in or associated with any person, corporation, firm or business engaged in the operation of a hotel or motel within any state in which any Signature Inn or Jameson Inn in operation during the Noncompetition Period. Notwithstanding anything to the contrary in the foregoing, it is agreed that during any remaining portion of the Noncompetition Period he may acquire or develop a single hotel property and be involved in the ownership and/or operation of such single property if such property is not located within twenty (20) miles of any existing Signature
Inn or Jameson Inn or any site, which at the time of the termination of such employment, is owned or under contract for acquisition by Jameson Inns, Inc. for the development of a Signature Inn or Jameson Inn (or other hotel property owned or operated by the Company of Jameson Hospitality, LLC). Consultant acknowledges that the restricted period of time and geographic region specified are reasonable in view of the nature of the business in which the Company or any of its lessees, franchisees, management companies or affiliated partnerships is engaged and Consultant's knowledge of the Company's operations. If the scope of any stated restriction is too broad to permit enforcement of such restriction to its full extent, then such restriction shall be enforced to the maximum extent permitted by law. Consultant hereby agrees that regardless of the actual date engagement commences, this covenant is supported by consideration consisting of the acquisition of Signature Inns, Inc, and its good will by the Company pursuant to that certain Agreement and Plan of Merger between the Company and Signature Inns, Inc, dated as of April , 1999 and the engagement of Consultant by the Company hereunder, and refusal to abide by this covenant constitutes just cause for termination of such engagement and the Company's obligation to pay any compensation due to Consultant hereunder.

            (b) Solicitation of Employees of Company. Consultant will not,
                ------------------------------------
        directly or indirectly, either for himself or any other person, during his engagement and, if termination of Consultant's engagement is for cause by the Company or by reason of Consultant's resignation, for a period of eighteen (18) months thereafter attempt to hire, engage or employ, or solicit, contact or communicate with, for the purpose of hiring, employing or engaging any person who is then an employee or commissioned agent of the Company (or of a franchisee or affiliated partnership) or who was such an employee at any time within the twelve-month period immediately prior thereto.

    7. Notices. The address of Consultant for the purposes of notices hereunder
       -------
shall be his last address as shown on the records of the Company. Notice by mail shall be by certified or registered mail, postage and certification or registration charges prepaid. The effective date of notice by mail shall be three days after mailing or the date of receipt, whichever shall first occur.

    8. Other Agreements. Consultant warrants to the Company that he has no
       ----------------
obligations inconsistent herewith, that the execution and performance of this Agreement by him will not constitute a breach of any other Agreement by which he is bound, and that he does not possess any trade secret or confidential information related to the business of the Company which he is prohibited from disclosing to the Company or using for its benefit. It is hereby agreed that the engagement of the Consultant with the Company shall be governed by this Agreement exclusively and that the Prior Agreement is hereby canceled and shall be of no further force or effect. Consultant waives and releases any and all rights that he may have under the terms of the Prior Agreement.

    9. Successors, Assigns and Related Parties. The covenants, commitments and
       ---------------------------------------
restrictions imposed on Consultant by Sections 4 and 6 hereof shall apply to the business and operations of both the Company and Jameson Hospitality, LLC, the lessee of the Company and the previous employer of Consultant, and may be enforced by either or both of them. It is acknowledged by the parties that payment of any and all items of compensation and reimbursement due to Consultant hereunder (including any payments due during any period after termination of Consultant's engagement but during which he is performing consulting services for Jameson Inns, Inc.) may be made by Kitchin Investments, Inc. ("KII") under the terms of that certain Cost Reimbursement Agreement dated as of January 1, 1994, as amended from time to time (the "Cost Reimbursement Agreement") and the amounts thereof then reimbursed to KII pursuant thereto. Notwithstanding the foregoing, KII shall have no liability or obligation to Consultant for any amounts due hereunder and that the relevant entity comprising the Company as contemplated above will be solely responsible for such amounts. Subject to the foregoing, this Agreement shall be binding upon and shall insure to the benefit of Consultant and the Company and, except insofar as it provides for rendition of personal services, the heirs, personal representatives and assigns of Consultant and the successors and assigns of the Company.

    10. Miscellaneous. The language of this Agreement and all parts hereof shall
        -------------
in all cases be constructed as a whole, according to its fair meaning, and not strictly for or against either party hereto. No waiver of any provision hereof by any party hereto shall be binding unless such waiver shall be evidenced by a writing signed by such party. This Agreement may not be modified in any manner except by instruments in writing signed by both parties hereto. The headings of the various paragraphs this Agreement are solely for the purpose of convenience and shall not be relied upon in construing any provision hereof.

    11.  Separability. If any provision of this Agreement is rendered or
         ------------
declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by any court of competent jurisdiction, the Consultant and the Company shall either meet and negotiate substitute provisions or promptly request the court to substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Agreement to the extent legally possible, but all other provisions of this Agreement shall remain in full force and effect.

    12.  Arbitration. Notwithstanding anything herein to the contrary, in the
         -----------
event that there shall be a dispute among the parties arising out of or relating to this Agreement or the breach thereof, other than sections 4 and 6, the parties agree that such dispute shall be resolved by final and binding arbitration in Atlanta, Georgia administered by the American Arbitration Association ("AAA"), in accordance with AAA's Commercial Arbitration Rules then
              ---
in effect. Depositions may be taken and other discovery may be obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

    13.  Injunction. In the event of breach of any provisions of this
         ----------
Agreement, the Company shall be entitled to seek damages if determinable but it is hereby agreed that any such remedy at law is inadequate as to a breach of Sections 4 and 6 of this Agreement, and thus, the Company shall also be entitled to injunctive relief. Such a breach shall cause the applicable restrictive time period stated herein to be extended to run from the date of full compliance with any court-ordered injunction. To the extent it is successful in its enforcement efforts, the Company also shall be entitled to reasonable attorney's fees incurred. The remedies herein provided shall be cumulative and no single remedy shall be construed as exclusive of any other or of any remedy provided at law. Failure of the Company to exercise any remedy at any time shall not operate as a waiver of the right of the Company to exercise any remedy for the same or subsequent breach at any time thereafter.

    EXECUTED in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement, as of the date herein first above written.


                                    Jameson Inns, Inc.


                                    By:_______________________________

                                   EXHIBIT A

                           Indiana Trade Secrets Act


IC 24-2-3-1

    Sec. 1. (a) This chapter may be cited as the Uniform Trade Secrets Act.

    (b) This chapter shall be applied and construed to effectuate its general purpose to make uniform the law with respect to the subject matter of this chapter among states enacting the provisions of this chapter.

    (c) The chapter displaces all conflicting law of this state pertaining to the misappropriation of trade secrets, except contract law and criminal law.

As added by Acts 1982, P.L. 148, SEC.1.


IC 24-2-3-2

    Sec. 2. As used in this chapter, unless the context requires otherwise:

    "Improper means" includes theft, bribery, misrepresentation, breach or inducement of a breach of a duty to maintain secrecy, or espionage through electronic or other means.

    "Misappropriation" means:

        (1) acquisition of a trade secret of another by a person who knows or has reason know that the trade secret was acquired by improper means; or

        (2) disclosure or use of a trade secret of another without express or implied consent by a person who:

            (A) used improper means to acquire knowledge of the trade secret;

            (B) at the time of disclosure or use, knew or had reason to know that his knowledge of the trade secret was:

                 (i) derived from or through a person who had utilized improper means to acquire it;

                (ii) acquired under circumstances giving rise to a duty to maintain its secrecy or limit its use; or

               (iii) derived from or through a person who owned a duty to the person seeking relief to maintain its secrecy or limit its use; or

            (C) before a material change of his position, knew or had reason to know that it was a trade secret and that knowledge of it had been acquired by accident or mistake.

    "Person" means a natural person, limited liability company, corporation, business trust, estate,trust, partnership, association, joint venture, government, governmental subdivision or agency, or any other legal or commercial entity.

    "Trade secret" means information, including a formula, pattern, compilation, program, device, method, technique, or process, that:

        (1) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

        (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

As added by Acts 1982, P.L.148, SEC.1. Amended by P.L.8-1993, SEC.343.

IC 24-2-3-3

    Sec. 3. (a) Actual or threatened misappropriation may be enjoined. Upon application to the court, an injunction shall be terminated when the trade secret has ceased to exist, but the injunction may be continued for an additional reasonable period of time in order to eliminate commercial advantage that otherwise would be derived from the misappropriation.

    (b) If the court determines in exceptional circumstances that it would be unreasonable to prohibit future use, an injunction may condition future use upon payment of a reasonable royalty for no longer than the period of time the use could have been prohibited.

    (c) In appropriate circumstances, affirmative acts to protect a trade secret may be compelled by court order.

As added by Acts 1982, P.L.148, SEC.1. Amended by P.L.50-1984, SEC.3.


IC 24-2-3-4

    Sec. 4. (a) In addition to or in lieu of injunctive relief, a complainant may recover damages for the actual loss caused by misappropriation. A complainant also may recover for the unjust enrichment caused by misappropriation that is not taken into account in computing damages for actual loss.

    (b) When neither damages nor unjust enrichment are provable, the court may order payment of a reasonable royalty for no longer than the period during which the use could have been prohibited.

    (c) If willful and malicious misappropriation exists, the court may award exemplary damages in an amount not exceeding twice any award made under subsection (a).

As added by Acts 1982, P.L.148, SEC.1. Amended by P.L.50-1984, SEC.4.


IC 24-2-3-5

    Sec. 5. If:

        (1)  a claim of misappropriation is made in bad faith;
        (2) a motion to terminate an injunction is made or resisted in bad faith; or
        (3)  willful and malicious misappropriation exists;

the court may award reasonable attorney's fees to the prevailing party.

As added by Acts 1982, P.L. 148, SEC.1.


IC 24-2-3-6

    Sec. 6. In an action under this chapter, a court shall preserve the secrecy of an alleged trade secret by reasonable means, which may include granting protective orders in connection with discovery proceedings, holding in-camera hearings, sealing the records of the action, and ordering any person involved in the litigation not to disclose an alleged trade secret without prior court approval.

As added by Acts 1982, P.L.148, SEC.1.


IC 24-2-3-7

    Sec. 7. An action for misappropriation must be brought within three (3) years after the misappropriation is discovered or by the exercise of reasonable diligence should have been discovered. For the purposes of this section, a continuing misappropriation constitutes a single claim.

As added by Acts 1982, P.L. 148, SEC.1.


IC 24-2-3-8

    Sec.8. If a continuing misappropriation otherwise covered by this chapter began before September 1, 1982, the chapter does not apply to the part of the misappropriation that occurred before that date. It does apply to the part that occurs after August 31, 1982, unless the appropriation was not a misappropriation under the law displaced by this chapter.

As added by Acts 1982, P.L. 148, SEC.1.